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                                                                 EXHIBIT 10.19.2

               [LETTERHEAD OF GOVERNMENT OF CANADA APPEARS HERE]

                                                WD PROJECT NO.: A-93-WD-0461
                                                              CLAIM NO.: Two
                                                                   AMENDMENT
                                                February 7, 1994

New Era System Services Ltd.
710 Esso Plaza East Tower
425 - 1st Street S.W.
Calgary, Alberta
T2P 3L8

Attention: Mr. Ben Dulley

Dear Mr. Dulley:

We are pleased to advise you that a payment of $220,949 has been approved by the Western Diversification Program on the above project. A cheque for this amount has been requisitioned, and you may expect to receive it in the immediate future.

The payment is based on approved costs of $628,031. The method of calculating the amount of the payment is shown in the attached annex. This payment is based on the claim information submitted and is subject to possible future audit or review.

We also wish to inform you that approval has been granted to amend the Agreement for this project dated September 10, 1993.

This amendment replaces the last paragraph on page 15 of Attachment "A", as follows:

From: "Advertising & Promotion: Included are costs associated with trade show registration, promotional material, advertising, editorial coverage, and the presentation of a Users Conference. The Users Conference will occur only in Phase 2."

To:    "Advertising & Promotion: Included are costs associated with trade show registration, promotional material, advertising, editorial coverage, and the presentation of Users Conferences."

                                                                    .../2
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                                                    WD PROJECT NO.: A-93-WD-0461
                                                                  CLAIM NO.: Two
                                                                       AMENDMENT

                                     - 2 -

Our Agreement to this amendment does not signify that future requests for amendments of this type will be approved.

Enclosed are guidelines for your reference in preparing future Project Progress Reports. In addition we have also enclosed a Certificate of Compliance which we request you complete and submit with each future claim.

Should you have any questions about the payment or its calculation, please feel free to contact Les Gibson as (403) 495-6872 or in his absence Jim Ireland at
(403) 495-4438.

Yours Sincerely,

/s/ Y.N. Stepnisky
Y.N. Stepnisky
Director General Operations
Alberta Region

Att.